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                      AIM CORE ALLOCATION PORTFOLIO SERIES

                                    SERIES C
                                    SERIES M

                       Supplement dated September 29, 2006
     to the Statement of Additional Information dated December 30, 2005, as supplemented January 27, 2006, March 31, 2006, August 1, 2006 and
                               September 22, 2006

The following replaces in its entirety the first sentence under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS -- INVESTMENT STRATEGIES AND RISKS -- FOREIGN INVESTMENTS -- RISKS OF DEVELOPING COUNTRIES" on page 7 of the Statement of Additional Information:

"Series C may invest up to 100% of its total assets in securities of companies located in developing countries."